UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Certificate of Incorporation and Bylaws

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provided that our Board of Directors be divided into three classes, with each class having a three-year term.

Amendment to Amended and Restated Certificate of Incorporation

On May 18, 2011, at the 2011 Annual Meeting of the Stockholders of NVIDIA Corporation, or the 2011 Annual Meeting, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation, or the Amendment, to declassify the Board of Directors and provide for the annual election of all directors. The Amendment was filed with the Secretary of State of the State of Delaware on May 23, 2011 and was effective as of such date. Pursuant to the Amendment, directors who have been elected to three-year terms prior to the filing of the Amendment (including directors elected at the 2011 Annual Meeting) will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after the 2014 Annual Meeting of the Stockholders of NVIDIA Corporation, all directors will stand for election annually. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Amended and Restated Bylaws

Our Board of Directors previously approved an amendment to our Amended and Restated Bylaws to eliminate the Board of Directors’ classified structure in the same manner as the Amendment, which became effective upon the filing of the Amendment with the Secretary of State of the State of Delaware on May 23, 2011. The Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2011 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.	The election of two (2) directors to serve for a three-year term until the 2014 Annual Meeting of Stockholders. The results of the voting were as follows:

a.	Harvey C. Jones
	Number of shares For	366,899,465
	Number of shares Withheld	39,203,438
	Number of shares Abstaining	550,019
	Number of Broker Non-Votes	93,763,850

b.	William J. Miller
	Number of shares For	365,014,399
	Number of shares Withheld	41,093,198
	Number of shares Abstaining	545,325
	Number of Broker Non-Votes	93,763,850

The other directors whose term of office as a director continued after the 2011 Annual Meeting are Tench Coxe, James C. Gaither, Jen-Hsun Huang, Mark L. Perry, A. Brooke Seawell and Mark A. Stevens.

2.	The amendment of our Amended and Restated Certificate of Incorporation to declassify the Board of Directors such that all directors are elected on an annual basis by 2014. The results of the voting were as follows:

Number of shares For	498,641,043
Number of shares Against	1,318,425
Number of shares Abstaining	457,304
Number of Broker Non-Votes	0

3.	The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our 2011 proxy statement. The results of the voting were as follows:

Number of shares For	276,783,843
Number of shares Against	129,588,833
Number of shares Abstaining	280,246
Number of Broker Non-Votes	93,763,850

4.	The approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation of our named executive officers. The results of the voting were as follows:

Number of shares for 1 Year	376,296,643
Number of shares for 2 Years	421,482
Number of shares for 3 Years	29,694,588
Number of shares Abstaining	240,209
Number of Broker Non-Votes	0

5.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 29, 2012. The results of the voting were as follows:

Number of shares For	499,217,619
Number of shares Against	783,363
Number of shares Abstaining	415,790
Number of Broker Non-Votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation of NVIDIA Corporation.

3.2	Amended and Restated Bylaws of NVIDIA Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

Date: May 24, 2011	By: /s/ David M. Shannon
David M. Shannon
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of NVIDIA Corporation.

3.2	Amended and Restated Bylaws of NVIDIA Corporation.